                        SECURITIES ACT FILE NO. 2-29020
                   INVESTMENT COMPANY ACT FILE NO. 811-1646

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [_]

     Pre-Effective Amendment                                           [_]
     Post-Effective Amendment No. 67                                   [X]

                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [_]
     Amendment No. 67                                                  [X]


                               CIGNA Funds Group
              (Exact Name of Registrant as Specified in Charter)

               100 Front Street, Suite 300, Worcester, MA 01601
                    (Address of Principal Executive Office)


                                   EXHIBITS

                                                                 Exhibit h. (ix)

                               CIGNA FUNDS GROUP
                        CIGNA INSTITUTIONAL FUNDS GROUP
                         CIGNA VARIABLE PRODUCTS GROUP

                               POWER OF ATTORNEY

The undersigned hereby appoint Alfred A. Bingham III and Jeffrey S. Winer, each of them singly and with full power of substitution, attorney-in-fact and agent for me and in my name and on my behalf in any and all capacities to sign any Registration Statement under the Securities Act of 1933, as amended, any Registration Statement under the Investment Company Act of 1940, as amended, or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group and any amendment to any such Registration Statement or any Blue Sky Law filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, or with the appropriate state agency under the applicable Blue Sky Laws, to file such Registration Statements, amendments and filings and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by said attorney-in-fact and agent to any and all Registration Statements and amendments thereto and to any and all Blue Sky Law filings and amendments thereto and ratifying and confirming all other acts that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of this appointment.

Signed this 27th day of April, 1999.  /s/ Richard H. Forde
                                      ________________________________
                                      Richard H. Forde
                                      Chairman of the Board, President
                                        and Trustee
                                      CIGNA Funds Group
                                      CIGNA Institutional Funds Group

                                      /s/ Richard H. Forde
                                      ________________________________
                                      Richard H. Forde
                                      President
                                      CIGNA Variable Products Group

                                      /s/ Hugh R. Beath
                                      ________________________________
                                      Hugh R. Beath, Trustee

                                      /s/ Russell H. Jones
                                      _________________________________
                                      Russell H. Jones, Trustee

                                      /s/ Thomas C. Jones
                                      _________________________________
                                      Thomas C. Jones, Trustee

                                      /s/ Paul J. McDonald
                                      _________________________________
                                      Paul J. McDonald, Trustee